UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2016 (August 18, 2016)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 08837-2206

(Address of Principal Executive Offices)  (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Former Address of Principal Executive Offices)	(Zip Code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 08837-2206

(Address of Principal Executive Offices)  (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Former Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2016, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. through which the Company conducts its business, issued a press release announcing that Jonathan Litt had tendered his resignation from the Board of Directors of the Company, effective as of August 18, 2016.  Mr. Litt’s resignation is not related to any disagreement with the Company’s operations, policies or practices.

A copy of the press release issued in connection with Mr. Litt’s resignation is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated August 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: August 22, 2016		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: August 22, 2016		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated August 22, 2016.